UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 11, 2005

THERMOVIEW INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15469	61-1325129
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5611 Fern Valley Road Louisville, Kentucky	40228
(Address of principal executive offices)	(Zip Code)

(502) 968-2020
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

The Registrant entered into an agreement with Crutchfield Capital Corporation of Houston, Texas, on April 7, 2005, to locate additional or alternative financing for its operations. The agreement with Crutchfield Capital requires only a small initial investment from the Registrant and will not result in any further obligations of the Registrant unless and until suitable financing is located.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release issued April 11, 2005, regarding agreement between the Registrant and Crutchfield Capital Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoView Industries, Inc.

Date: April 18, 2005	By: /s/ Charles L. Smith
Charles L. Smith President